UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN
PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.   )

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HIGHPOWER INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HIGHPOWER INTERNATIONAL, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Highpower International, Inc., a Delaware corporation (the “Company”), to be held on December 1, 2018 at 10:00 a.m. China Standard Time at the Company’s principal executive offices located at Building A1, 68 Xinxia Street, Pinghu, Longgang, Shenzhen, Guangdong, 518111, People’s Republic of China.

The Annual Meeting of the Company is being held for the following purposes:

1.	To elect five (5) members to the Board of Directors to serve for one-year terms ending at the 2019 annual meeting of stockholders;
2.	To ratify the appointment of Marcum Bernstein & Pinchuk LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2018; and
3.	To transact such other business as may properly come before the meeting or any adjournments thereof.

Our Board has fixed the close of business on October 5, 2018 as the record date (the “Record Date”) for determining those stockholders who will be entitled to vote at the Annual Meeting.

The Company’s Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the Securities and Exchange Commission on April 4, 2018, is enclosed with this notice. The following proxy statement and enclosed proxy card are being sent to each stockholder as of the Record Date. You are cordially invited to attend the Annual Meeting, but if you do not expect to attend, or if you plan to attend, but desire the proxy holders to vote your shares, please date and sign your proxy card and return it in the enclosed postage paid envelope. The giving of this proxy card will not affect your right to vote in person in the event you find it convenient to attend. Please return the proxy card promptly to avoid the expense of additional proxy solicitation. If you are a stockholder who owns shares through a nominee and attends the Annual Meeting, you must obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on December 1, 2018: This Proxy Statement and the Annual Report on Form 10-K for the year ended December 31, 2017 are also available at www.investorvote.com/HPJ.

FOR THE BOARD OF DIRECTORS

/s/ Dang Yu (George) Pan

Dang Yu (George) Pan, Chief Executive Officer

Dated: October 18, 2018
Shenzhen, China

HIGHPOWER INTERNATIONAL, INC.

PROXY STATEMENT

For Annual Meeting to be Held on
December 1, 2018, 10:00 a.m., China Standard Time

The enclosed proxy is solicited by the board of directors (the “Board”) of Highpower International, Inc. (“we,” “us,” “our”, the “Company,” or “Highpower”), a Delaware corporation, in connection with the Annual Meeting of Stockholders of the Company to be held on December 1, 2018 at 10:00 a.m. China Standard Time at the Company’s principal executive offices located at Building A1, 68 Xinxia Street, Pinghu, Longgang, Shenzhen, Guangdong, 518111, People’s Republic of China (the “Annual Meeting”). The approximate mailing date for this proxy statement and the enclosed proxy is October 25, 2018.

The purpose of the Annual Meeting is to vote on the following items of business: (1) the election of five directors to our Board to serve one-year terms ending at the 2018 annual meeting of stockholders; (2) ratification of the appointment of Marcum Bernstein & Pinchuk LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018; and (3) transaction of such other business as may properly come before the meeting or any adjournments thereof.

Annual Report

Our annual report to stockholders for the fiscal year ended December 31, 2017 will be concurrently provided to each stockholder at the time we send this proxy statement and the enclosed proxy card and is not to be considered a part of the proxy soliciting material.

Voting Information

Record Date; Quorum; Voting Rights

Your vote is important. Only holders of our common stock of record at the close of business on October 5, 2018 (“the Record Date”) are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. As of the Record Date, 15,559,658 shares of common stock were issued and outstanding. All stockholders as of the close of business on October 5, 2018 can attend the Annual Meeting. Each share of our common stock is entitled to one vote on each matter to be voted on at the Annual Meeting. Stockholders may not cumulate their votes. Your shares can be voted at the Annual Meeting only if you are present in person or represented by proxy. The presence, in person or by proxy of holders of a majority of the outstanding shares of our common stock is necessary to constitute a quorum for the transaction of business at our Annual Meeting. If a quorum is not present at the Annual Meeting, we expect that the Annual Meeting will be adjourned or postponed to solicit additional proxies. Your shares will be counted towards the quorum only if you submit a valid proxy or vote in person at the Annual Meeting.

Voting in Person

If you plan to attend the Annual Meeting and wish to vote in person, you will be given a ballot at the Annual Meeting. You may vote at the Annual Meeting if you are a stockholder of record (your shares are directly registered in your name on our books and not held through a broker, bank or other nominee). If you are a stockholder who owns shares through a nominee and you attend the Annual Meeting, you may vote in person at the Annual Meeting only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares at the Annual Meeting. Follow the instructions from your broker, bank, or other nominee included with these proxy materials, or contact your broker, bank, or other nominee to request a proxy form.

Voting by Proxy

If you do not plan to attend the Annual Meeting, your shares can be voted if you are represented by proxy. Even if you plan to attend the Annual Meeting, we urge you to vote in advance. Please follow the appropriate instructions described below:

Stockholder of Record: Shares Registered in Your Name — If you are a stockholder of record, you may vote by mail by completing, signing, dating and returning the accompanying proxy card in the prepaid envelope provided or you may vote electronically via the Internet. To vote by Internet, go to www.investorvote.com/HPJ and follow the instructions to cast your vote. You will need to have your 15-digit control number located on your proxy card. Please do not return the enclosed paper ballot if you are voting by Internet. You may still attend the Annual Meeting and vote in person if you have already voted by proxy or given your proxy authorization.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent — Stockholders who hold their shares beneficially in “street name” through a nominee (such as a bank or broker) may be able to vote by telephone, the Internet or mail. To vote by Internet, go to http://www.proxyvote.com. You should follow the instructions you receive from your nominee (such as a bank or broker) to vote those shares.

Board Recommendation on Vote

Our Board recommends the following votes:

(1)	“FOR” the election of the five (5) nominees for director named herein; and
(2)	“FOR” ratification of the appointment of Marcum Bernstein & Pinchuk LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018.

Voting Your Shares

Your shares will be voted in accordance with your instructions on your duly executed and returned proxy card. If you submit your proxy card but do not direct how to vote on each item, the persons named as proxies will vote your shares:

(1)	“FOR” the election of the five (5) nominees for director named herein;
(2)	“FOR” ratification of the appointment of Marcum Bernstein & Pinchuk LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018.

All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted. The persons named as proxies will vote on any other matters properly presented at the Annual Meeting in accordance with their best judgment.

Votes Required

The directors will be elected by the affirmative vote of a plurality of the shares of our common stock present, in person or by proxy and entitled to vote on the election of directors, at the Annual Meeting (Proposal 1).

The affirmative vote of a majority of the votes cast of our common stock, present in person or by proxy, is required to ratify the appointment of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2018 (Proposal 2).

Abstentions and Broker Non-Votes

An abstention is the voluntary act of not voting by a stockholder who is present at a meeting and entitled to vote. With regard to the ratification of the Company’s independent registered public accounting firm (Proposal 2), you can vote to “abstain.” If you vote to “abstain,” your shares will be counted as present at the meeting for purposes of determining whether a quorum exists, but such abstention will have the effect of a vote “AGAINST” the proposal.

A “broker non-vote” occurs on a matter when a broker does not vote on a particular proposal because it has not received voting instructions from the beneficial owner and does not have discretionary authority to vote the shares with respect to that proposal. Proposals are determined to be routine or non-routine matters based on the rules of the various regional and national exchanges of which the brokerage firm is a member. If you own shares through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record how to vote on non-routine matters in order for them to vote your shares so that your vote can be counted on such proposals. A broker non-vote is considered present at the meeting for purposes of determining whether a quorum exists but is not entitled to vote or counted as a vote cast on any non-routine matter presented at the Annual Meeting. The election of directors (Proposal 1), is deemed a non-routine matter. Consequently, absent instructions from you, your broker may not vote your shares on this proposal and broker non-votes will neither be counted toward the vote totals nor affect its outcome.

Abstentions and broker non-votes will count toward the presence of a quorum.

Revoking Your Proxy

You can revoke your proxy at any time before your shares are voted at the Annual Meeting by (i) sending a written notice of revocation to Corporate Secretary, Highpower International, Inc., Building A1, 68 Xinxia Street, Pinghu, Longgang, Shenzhen, Guangdong, 518111, People’s Republic of China, (ii) submitting by mail or the Internet another proxy dated as of a later date, or (iii) voting in person at the Annual Meeting. Merely attending the Annual Meeting will not revoke your proxy. All revocations of your proxy must be received prior to the voting of your shares at the Annual Meeting. Voting in person at the Annual Meeting will replace any previous votes submitted by proxy. If the Annual Meeting were to be postponed or adjourned, your proxy would still be valid and will be voted at the postponed or adjourned meeting. You would still be able to revoke your proxy until it was voted.

Voting Results of the Annual Meeting

The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the inspector of elections and published in a Current Report on Form 8-K, which we will file with the SEC within four business days after the Annual Meeting.

Solicitation of Proxies

We will bear the entire cost of this solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement and proxy card. The Company will solicit stockholders by mail. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries, and custodians holding in their names shares of our common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of our common stock for their costs of forwarding solicitation materials to such beneficial owners. The Company may, in a limited number of circumstances, use the services of its directors, officers and regularly engaged employees to solicit proxies, personally or by telephone, without additional compensation.

Delivery of Proxy Materials to Households

“Householding” is a program, approved by the Securities and Exchange Commission (the “SEC”), which allows companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering only one package of stockholder proxy material to any household at which two or more stockholders reside. If you and other residents at your mailing address own shares of our common stock in “street name,” your broker or bank may have notified you that your household will receive only one copy of our proxy materials. Once you have received notice from your broker that it will be “householding” materials to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account. If you hold shares of our common stock in your own name as a holder of record, “householding” will not apply to your shares.

Other Business; Adjournments and Postponements

We are not aware of any matter to be presented at the Annual Meeting other than that described in this proxy statement. If, however, other matters properly are brought before the Annual Meeting, or any adjournment or postponement of the Annual Meeting, your proxy includes discretionary authority on the part of the individuals appointed to vote your common stock or act on those matters according to their best judgment, including adjournment or postponement of the Annual Meeting.

Adjournments or postponements may be made for the purpose of, among other things, soliciting additional proxies.

Interest of Executive Officers and Directors

None of the Company’s executive officers or directors or any of their associates has any interest in any of the matters to be acted upon at the Annual Meeting, except, with respect to each director, to the extent that a director is named as a nominee for election to the Board.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Board currently consists of five (5) directors whose terms expire as of the Annual Meeting. Accordingly, five (5) directors will be elected at our Annual Meeting. Our Bylaws give the Board the authority to establish, increase or decrease the number of directors.

Upon recommendation of the Nominating Committee, the Board has nominated Dang Yu (George) Pan, Wen Liang Li, T. Joseph Fisher, III, Jie Wang, and Ping (David) Li for election to our Board. If elected, each nominee will serve as a director until our annual meeting of stockholders in 2019 and until his or her successor is elected and qualified.

Unless you otherwise instruct us, your properly executed proxy that is returned in a timely manner will be voted for election of each of these five nominees. Each of the nominees currently serves on our Board and each has advised the Company of his willingness to serve as a member of the Company’s Board, if elected. If, however, any of these nominees should be unable or should fail to act as a nominee because of an unexpected occurrence, your proxy will be voted for such other person as the holders of your proxy, acting in their discretion, may determine. You can find information about the nominees below under the section “Board of Directors and Executive Officers.”

Vote Required

You may vote in favor or withhold your vote as to any or all of the nominees. If a quorum exists at the Annual Meeting, the affirmative vote of a plurality of the shares present, in person or represented by proxy, at the Annual Meeting and entitled to vote on the election of directors is required for the election of each nominee for director. There is no cumulative voting. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board are to be voted on this proposal, such shares will be voted in favor of all of the nominees. Shares that are withheld will have no effect on the outcome of the election of directors. Broker non-votes will not be counted and also will have no effect on the result of the vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF
THE DIRECTOR NOMINEES.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has appointed Marcum Bernstein & Pinchuk LLP (“Marcum”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. Marcum has served as our independent registered public accounting firm on September 30, 2011.

At the Annual Meeting, the stockholders are being requested to ratify the appointment of Marcum as our independent registered public accounting firm. Although stockholder ratification of the Audit Committee’s action is not required, our Board considers it desirable for stockholders to ratify such appointment. If the selection is not ratified, it is contemplated that the appointment of Marcum for 2018 may be permitted to stand in view of the difficulty and the expense involved in changing independent auditors on short notice, unless the Audit Committee finds other compelling reasons for making a change. Even if the selection is ratified, the Audit Committee and the Board may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders. The Company anticipates that a representative of Marcum will attend the Annual Meeting. The representative will have an opportunity to make a statement and to respond to appropriate stockholder questions.

Fees to Independent Registered Public Accounting Firm for Fiscal Years 2017 and 2016

The following table presents professional audit service fees and all the audit-related expenses rendered by Marcum, which reviewed the Company’s quarterly financial statements and audited the annual financial statements for the years ended December 31, 2017 and 2016.

	Year ended December 31,
	2016	2016
Audit Fees(1)	$192,487	$219,547
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$192,487	$219,547

(1)	These were fees for professional services performed by Marcum for the review of quarterly financial reports and audit of annual financial statements in 2017 and 2016.

Pre-Approval Policy

In accordance with our Audit Committee Charter, the Audit Committee pre-approves all auditing services and permitted non-audit services, if any, to be performed for us by our independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended, which are approved by the Audit Committee prior to the completion of the audit. The scope of the pre-approval includes pre-approval of all fees and terms of engagement, including those performed for purposes of providing comfort letters and statutory audits. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

Our Audit Committee regularly reviews and determines whether specific non-audit projects or expenditures with our independent registered public accounting firm potentially affect its independence.

REPORT OF THE AUDIT COMMITTEE

The information contained in this Report of the Audit Committee shall not be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing (except to the extent that we specifically incorporate this information by reference), and shall not otherwise be deemed “soliciting material” or “filed” with the SEC or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934 (except to the extent that we specifically request that this information be treated as soliciting material or specifically incorporate this information by reference).

The Audit Committee currently consists of three non-employee directors who are independent under the standards adopted by our Board and applicable NASDAQ Stock Market Rules and SEC regulations. The Audit Committee represents and assists the Board in fulfilling its responsibility for oversight and evaluation of the quality and integrity of the Company’s consolidated financial statements, the Company’s compliance with legal and regulatory requirements, the qualifications and independence of the Company’s registered public accounting firm, Marcum, and the performance of the Company’s internal controls and of its public accounting firm.

The Audit Committee has reviewed and discussed with the Company’s management and internal finance staff and Marcum, with and without management present, the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2017 and management’s assessment of the effectiveness of the Company’s internal controls over financial reporting. The Audit Committee has also discussed with Marcum the results of the independent auditors’ examinations and the judgments concerning the quality, as well as the acceptability, of the Company’s accounting principles and such other matters that the Company is required to discuss with the independent auditors under applicable rules, regulations or generally accepted auditing standards (including the Statement on Auditing Standards No. 61, as amended).

In addition, the Audit Committee has received the written disclosures and the letter from Marcum required by applicable requirements of the Public Company Accounting Oversight Board regarding their communications with the Audit Committee concerning independence, and has discussed with Marcum their independence from the Company and management, including whether their provision of non-audit services to us is compatible with maintaining their independence, the scope of the audit and the fees paid to Marcum during the year.

Based on our review and the discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 for filing with the SEC.

AUDIT COMMITTEE

Ping (David) Li, Chairman
T. Joseph Fisher, III
Jie Wang

Vote Required

You may vote in favor or against this proposal or you may abstain from voting. Assuming a quorum is present at the Annual Meeting, the affirmative vote of a majority of all votes cast at the Annual Meeting is required to ratify the appointment of Marcum as our independent registered public accounting firm for 2018. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board are to be voted on this proposal, such shares will be voted in favor of the ratification of the appointment of Marcum as our independent registered public accounting firm. Abstentions will have the same effect as votes cast against this proposal. Broker non-votes are not expected because brokers and other nominees that do not receive instructions are entitled to vote on this matter. However, should a broker non-vote occur, it will not be counted as a vote cast and will have no effect on the result of the vote (i.e. it will be neither a vote “for” nor “against” the proposal).

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION
OF THE APPOINTMENT OF MARCUM BERNSTEIN & PINCHUK, LLP
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018.

BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Information Concerning Director Nominees

Our current directors and our director nominees who have been nominated for election as directors at the Annual Meeting, the positions held by them and their ages as of the date of this proxy statement:

Name	Age	Position
Dang Yu (George) Pan	50	Chairman of the Board and Chief Executive Officer, director, and director nominee
Wen Liang Li	53	Director, and director nominee
T. Joseph Fisher, III(1)(2)(3)	66	Director and director nominee
Ping (David) Li(1)	53	Director and director nominee
Jie Wang(1)(2)(3)	55	Director and director nominee

(1)	Member of the Audit Committee (Ping (David) Li, Chair).
(2)	Member of Compensation Committee
(3)	Member of the Nominating Committee (T. Joseph Fisher, III, Chair)

Dang Yu (George) Pan has been the Chairman of the Board and Chief Executive officer of the Company and Hong Kong Highpower Technology Company Limited (“HK Highpower”) since November 2007 and July 2003, respectively. Mr. Pan is the founder of Shenzhen Highpower Technology Company Limited (“SZ Highpower”) and has served as the Chairman of the Board and Chief Executive Officer since October 2002. Mr. Pan has served as a director of Icon Energy System Company Limited (“ICON”) since February 2011; as a director and Chief Executive Officer of Springpower Technology (Shenzhen) Company Limited (“SZ Springpower”) since June 2008; and as a director of Huizhou Highpower Technology Co., Ltd. (“HZ Highpower”) since March 2012. From May 2001 to October 2002, Mr. Pan was the General Manager and Chairman of the Board of Guangzhou Haopeng Technology Co., Ltd. From January 1997 to July 2000, Mr. Pan was the Vice General Manager of NanhaiShida Battery Co., Ltd. From January 1995 to December 1996, Mr. Pan served as a director of the Huangpu Aluminum Factory. Additionally, from August 1990 to December 1994, Mr. Pan worked in the sales department of the Guangzhou Aluminum Products Factory. Mr. Pan received a bachelor’s degree in metallurgical engineering from Central South University in China in 1990. We believe Mr. Pan’s qualifications to sit on our Board include his extensive understanding of our business, our products and the battery industry that he has acquired over his 20 years working in the battery industry, including over 15 years as an officer and director of SZ Highpower.

Wen Liang Li has been a director of the Company since November 2007 and a director of HK Highpower since July 2003. Mr. Li continues working with the Company as Senior New Energy Scientist. From November 2007 to June 2017, Mr. Li was Vice President, Chief Technology Officer of the Company and has served as a director and as Vice General Manager and Chief Technology Officer of SZ Highpower since January 2003, a director of SZ Springpower since June 2008, a director of HZ Highpower since March 2012, and as a director of SZ Highpower’s 70%-owned subsidiary, Ganzhou Highpower Technology Co., Ltd, since September 2010. From January 1996 to December 2002, Mr. Li served as Vice General Manager of Zhuhai Taiyi Battery Co., Ltd., a battery manufacturer. Mr. Li received a master’s degree in Electrochemistry from the Harbin Institute of Technology in China in 1991. We believe that Mr. Li’s 25 years of work experience in the battery industry, including 15 years as an officer and director of SZ Highpower, well qualify Mr. Li to serve on our Board.

T. Joseph Fisher III has served as a director of the Company since April 2011. He currently is Vice President — Global Commercial Sales for A123 Systems, LLC since July 2014. He previously served as the CEO and President of Valence Technology, Inc. from November 2012 until June 2014, and since July 2012 has been a director of Valence, which exited a chapter 11 bankruptcy in November 2013, and went private in December 2013. Prior to joining Valence, Mr. Fisher was the CEO and President of Contour Energy Systems, a spin out from Caltech, specializing in the development and commercialization of customizable battery technologies, from February 2008 to January 2012. He also is President and Founder of JCF International, LLC, an advisory and consulting firm for portable power companies. Mr. Fisher was employed for 33 years at the Energizer battery group, where he had held numerous senior management positions including Vice President — Global Rechargeable Battery Business Unit from April 2001 to May 2007, Vice President and General Manager — Energizer Power Systems, Vice President — Business Development, General Manager — Miniature Batteries, as well as holding several international management assignments in Europe, Argentina and South Africa. He also worked for Xerox, General Electric and Union Carbide earlier in his career. Mr. Fisher received a B.S. in Industrial Management from the University of Cincinnati in 1975, and an MBA in 1977 from the West Virginia College of Graduate Studies, now a part of Marshall University. We believe that Mr. Fisher’s qualifications to sit on our Board include his extensive understanding of our business and over 30 years of experience in the battery industry, as well as his knowledge of U.S. GAAP and financial statements.

Ping (David) Li has served as a director of the Company since January 2008. Since November 2008, Mr. Li has served as director at Intel Capital, focusing on Intel’s investment activities in China. From July 2003 to October 2008, Mr. Li served as the Managing Director of Investment at China Vest, a venture capital firm. From February 2002 to July 2003, Mr. Li served as Chief Financial Officer of Great Wall Technology Co., Ltd., an investment technology company. Mr. Li received a master’s degree in biology from Columbia University in 1989 and an MBA in finance in 1994 from the Wharton School of the University of Pennsylvania. We believe that Mr. Li’s qualifications to sit on our Board include his knowledge of the capital markets and his experience, expertise and background with respect to accounting matters, including his experience as a chief financial officer and familiarity with U.S. GAAP and financial statements.

Jie Wang joined our Board in October, 2017. Dr. Wang is a member of the faculty of Stanford University where he has been Executive Director of the Stanford Center for Sustainable Development and Global Competitiveness since 2008, and Consulting Professor, Department of Civil and Environmental Engineering, since 2013. In addition, since 2003, Dr. Wang has been Director of the Stanford Sustainable Development and Environmental Informatics Group. Dr. Wang has held numerous positions with Stanford University including as Consulting Associate Professor and Consulting Assistant Professor, Department of Civil and Environmental Engineering from 2005 – 2013 and 2003 – 2005, respectively, Executive Director, Stanford-China Executive Leadership Program from 2005-2010, Senior Architect of E-commerce, ITSS from 1998 – 2000, and Architect of Distributed Computing Environment, ITSS, from 1995 – 1998. From 2002 to 2005, Dr. Wang was Senior System Architect at Collation, Inc., an IT management software provider, which is now a subsidiary of IBM [NYSE: IBM], and from 2000 to 2002, he was Senior Architect of Loudcloud Inc. one of the first cloud computing service providers, which is now a subsidiary Hewlett-Packard [NYSE: HPQ] and known as Opsware Inc. In collaboration with colleagues, Dr. Wang has published extensively on computational reasoning and learning models for smart infrastructures/smart manufacturing and their optimized services, management and engineering informatics and knowledge integration for intelligent social services, social and service computing, sustainable development and environmental informatics, decision making and knowledge management for research and educational collaborations, E-commerce and E-government, IT as a modern tool for business competitive strategy, smart manufacturing, and strategy and implementation of smart city and smart region. Dr. Wang holds Ph.D. and M.S. degrees in Civil and Environmental Engineering from Stanford University, an M.S. in Meteorology and Physical Oceanography from the University of Miami, FL, and a B.S. in Naval Architecture and Ocean Engineering from Shanghai Jiao Tong University, China. We believe that Dr. Li’s qualifications to sit on our Board include his background and comprehensive research in automation software for IT, smart infrastructure/smart manufacturing, information and communication technologies, and valuable insight within the IoT industry.

Information Concerning Executive Officers

The following table sets forth certain information with respect to our executive officers who are not also members of the Company’s Board as of the date of this proxy statement:

Name	Age	Position
Xing Qun (Leo) Liao	39	Chief Technology Officer
Shengbin (Sunny) Pan	42	Chief Financial Officer and Corporate Secretary

Xing Qun (Leo) Liao has served as the Company’s Chief Technology Officer since June 2017. Since October 2017, Mr. Liao has been General Manager of HZ Highpower. From June 2003 to September 2017,

Mr. Liao served as an engineer, R&D Manager, Chief Engineer and Deputy General Manager and General Manager of SZ Highpower. Mr. Liao received his Master and BA degrees in Central South University.

Shengbin (Sunny) Pan has served as the Chief Financial Officer of the Company since February 2017 and previously, from August 2016 was our interim CFO. From January 2016 to September 2017, Mr. Pan was General Manager of HZ Highpower. He joined the Company in January 2015 as our Finance Controller. Mr. Pan has over 20 years’ experience in finance and IT management positions with several multi-national companies. Prior to joining the Company, Mr. Pan held positions with subsidiaries of Philips in China. From December 2013 to December 2014, Mr. Pan was Finance Controller and a director at Philips Luminaire Manufacturing (Shenzhen) Co., Ltd., and Finance Controller, managing director and legal representative at Philips Luminaire Manufacturing (Ningbo) Co., Ltd. From January 2011 to December 2013 he was Finance Controller at Philips Domestic Appliance & Personal Care Co., Ltd., Zhuhai. Mr. Pan has ACCA (UK) and CICPA (China) qualifications, and has extensive experience in OX IFRS/China GAAP/US GAAP. Mr. Pan received a B.S. in International Accounting from Shanxi Financial & Economical Institution in China in 1996, and an MBA from New York Institute of Technology.

CORPORATE GOVERNANCE AND BOARD MATTERS

Director Independence

Subject to certain exceptions, under the listing standards of the NASDAQ Stock Market, LLC, a listed company’s board of directors must consist of a majority of independent directors. Currently, our Board has determined that each of the non-management directors, T. Joseph Fisher, III, Ping (David) Li, and Jie Wang is an “independent” director as defined by the listing standards of the NASDAQ Marketplace Rules currently in effect and approved by the SEC and all applicable rules and regulations of the SEC. All members of the Audit, Compensation and Nominating Committees satisfy the “independence” standards applicable to members of each such committee. Our Board made this affirmative determination regarding these directors’ independence based on discussion with the directors and on its review of the directors’ responses to a standard questionnaire regarding employment and compensation history; affiliations, family and other relationships; and transactions with the Company. The Board considered relationships and transactions between each director or any member of his immediate family and the Company and its subsidiaries and affiliates. The purpose of the Board’s review with respect to each director was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent under the NASDAQ Stock Market Rules.

Board Committees

Our Board has three standing committees: an Audit Committee (our “Audit Committee”), a Compensation Committee (our “Compensation Committee”), and a Nominating Committee (our “Nominating Committee”).

Audit Committee

We established our Audit Committee in January 2008. The Audit Committee currently consists of T. Joseph Fisher, III, Ping (David) Li, and Jie Wang each of whom is an independent director. Mr. Ping (David) Li, Chairman of the Audit Committee, is an “audit committee financial expert” as defined under Item 407(d) of Regulation S-K. The Audit Committee held four meetings during 2017. The purpose of the Audit Committee is to represent and assist our Board in its general oversight of our accounting and financial reporting processes, audits of the financial statements and internal control and audit functions. The Audit Committee’s responsibilities include:

•	The appointment, replacement, compensation, and oversight of work of the independent auditor for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services, including resolution of disagreements between management and the independent auditor regarding financial reporting.
•	Reviewing and discussing with management and the independent auditor various topics and events that may have a significant financial impact on our Company, or that are the subject of discussions between management and the independent auditors.

Our Board has adopted a written charter for the Audit Committee. A copy of the Audit Committee Charter is available in the Governance Documents section of the Investor Relations page of the Company’s website located at https://ir.highpowertech.com/governance-docs.

Compensation Committee

We established our Compensation Committee in January 2008. The Compensation Committee currently consists of Jie Wang and T. Joseph Fisher, III, each of whom is an independent director. Mr. Fisher is the Chairman of the Compensation Committee. The Compensation Committee did not hold meetings during 2017 but acted once by unanimous written consent. The Compensation Committee is responsible for the design, review, recommendation and approval of compensation arrangements for the Company’s directors, executive officers and key employees, and for the administration of our equity incentive plans, including the approval of grants under such plans to our employees, consultants and directors. The Compensation Committee also reviews and determines compensation of our executive officers, including our Chief Executive Officer. The Board has adopted a written charter for the Compensation Committee. A current copy of the Compensation Committee Charter is available in the Governance Documents section of the Investor Relations page of the Company’s website located at https://ir.highpowertech.com/governance-docs.

Nominating Committee

The Nominating Committee currently consists of T. Joseph Fisher, III, and Jie Wang each of whom is an independent director. Mr. Fisher is the Chairman of the Nominating Committee. The Nominating Committee did not hold meetings during 2017 but acted twice by unanimous written consent. The Nominating Committee assists in the selection of director nominees, approves director nominations to be presented for stockholder approval at our annual general meeting and fills any vacancies on our Board, considers any nominations of director candidates validly made by stockholders, and reviews and considers developments in corporate governance practices. Our Board has adopted a written charter for the Nominating Committee. A current copy of the Nominating Committee Charter is available in the Governance Documents section of the Investor Relations page of the Company’s website located at https://ir.highpowertech.com/governance-docs.

Code of Business Conduct and Ethics

The Board has adopted a Code of Business Conduct and Ethics (the “Code”), which complies with Item 406 of Regulation S-K and applies to all directors, officers and employees. The purpose of the Code is to promote honest and ethical conduct, proper disclosure of financial information in the Company’s periodic reports, and compliance with applicable laws, rules, and regulations. The Code is posted in the Governance Documents section of the Investor Relations page of the Company’s website located at https://ir.highpowertech.com/ and is available in print, without charge, upon written request to the Company at Highpower International, Inc., Building A1, 68 Xinxia Street, Pinghu, Longgang, Shenzhen, Guangdong, 518111, People’s Republic of China. The Company intends to post promptly any amendments to or waivers of the Code on its website.

Attendance of Directors at Board Meetings and Annual Meeting of Stockholders

During the year ended December 31, 2017, our Board met four times. Each of the current directors who was on the Board during 2017 attended at least 75% of the aggregate number of meetings held by the Board and those committees of the Board on which he served during 2017.

The Company does not have a policy requiring its directors to attend the Annual Meeting of Stockholders. All directors attended our 2017 Annual Meeting of Stockholders.

Board Leadership Structure

The Company does not have a policy regarding whether the Chairman and Chief Executive Officer roles should be combined or separated. Rather, our Board retains flexibility to choose its Chairman in any way that it deems best for the Company at any given time. The Company currently has a combined Chairman and CEO position. Dang Yu (George) Pan serves as our Chairman of the Board and Chief Executive Officer. The Board believes that Dang Yu (George) Pan’s in-depth knowledge of the battery industry and of the businesses and operations of the Company best equips him to lead Board meetings and focus the Board discussions on the most critical issues, as well as fostering greater communication between the Company’s management and the Board.

The Board believes that other aspects of the current leadership structure ensure effective independent Board leadership and oversight of management. For example, the independent directors meet in executive sessions without the CEO or other members of management present. Executive sessions are led by our lead independent director Mr. Ping (David) Li. An executive session is typically held in conjunction with each regularly scheduled Audit Committee meeting and other sessions may be called by the Audit Committee Chairman in his own discretion or at the request of the Board. The independent directors met four times in executive session in 2017.

The Board’s Role in Risk Oversight

Our Company faces a variety of risks, including investment risk, liquidity risk, and operational risk. Our Board believes an effective risk management system will (1) timely identify the material risks that the Company faces, (2) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board or committee thereof, (3) implement appropriate and responsive risk management strategies consistent with the Company’s risk profile, and (4) integrate risk management into Company decision-making. It is management’s responsibility to manage the day-to-day risks that we face and bring to the Board’s attention the most material risks to the Company.

The Board has oversight responsibility of the processes established by management to report and monitor systems for material risks applicable to the Company, with the oversight of certain risk areas delegated to board committees. For example, our Compensation Committee is responsible for assessing risks associated with our compensation programs and arrangements. Our Audit Committee is responsible for overseeing management of certain financial, accounting and regulatory risks. The Board encourages management to promote a corporate culture that incorporates risk management into the Company’s corporate strategy and day-to-day business operations. The Board also works, with the input of the Company’s executive officers, to assess and analyze the most likely areas of future risk for the Company.

The Director Nomination Process

The Nominating Committee considers nominees from all sources, including stockholders. Stockholder nominees are evaluated by the same criteria used to evaluate potential nominees from other sources. Our Board will consist of a majority of directors who qualify as “independent” directors within the meaning of the listing standards of the NASDAQ Stock Market, as the same may be amended from time to time. Minimally, nominees should have a reputation for integrity, honesty and adherence to high ethical standards. They should have demonstrated business experience and the ability to exercise sound judgment in matters related to the current and long-term objectives of the Company, and should be willing and able to contribute positively to the decision-making process of the Company. In addition, a nominee should not have, nor appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of the Company or to fulfill the responsibilities of a director.

Although the Board does not maintain a formal policy regarding diversity, the value of diversity on our Board is considered and the particular or unique needs of the Company shall be taken into account at the time a nominee is being considered. The Nominating Committee seeks a broad range of perspectives and considers both the personal characteristics (gender, ethnicity, age) and experience (education, industry, professional, public service) of directors and prospective nominees to the Board. Our Nominating Committee and Board believe that a diverse representation on the Board fosters a healthy, comprehensive, and balanced deliberative and decision-making process that is essential to the continued effective functioning of the Board and continued success of the Company.

Additionally, the Nominating Committee considers the respective qualifications needed for directors serving on various committees of the Board, and serving as chairs of such committees, should be taken into consideration. In recruiting and evaluating nominees, the Nominating Committee considers the appropriate mix of skills and experience and background needed for members of the Board and for members of each of the Board’s committees, so that our Board and its committees have the necessary resources to perform their respective functions effectively. The Nominating Committee also believes that a prospective nominee should be willing to limit the number of other corporate boards on which he or she serves so that the proposed director is able to devote adequate time to his or her duties to the Company, including preparing for and attending Board and committee meetings. In addition, the re-nomination of existing directors is not viewed as automatic, but based on continuing qualification under the criteria set forth above. In addition, the Nominating Committee will consider the existing director’s performance on the Board and on any committee on which such director serves, which will include attendance at Board and committee meetings.

Director Nominees by Stockholders

The Nominating Committee will consider nominees recommended in good faith by our stockholders as long as these nominees for the appointment to the Board meet the requirements set forth above. Possible candidates who have been suggested by stockholders are evaluated by the Board in the same manner as are other possible candidates. Stockholders wishing to suggest a qualified director candidate for review and consideration by the Nominating Committee must provide a written statement to our corporate secretary that includes the following information: a statement that the proposing stockholder is recommending a candidate for consideration by the Nominating Committee; the candidate’s credentials and contact information; and the candidate’s written consent to be considered a candidate. Such information can be sent to Highpower International, Inc., Building A1, 68 Xinxia Street, Pinghu, Longgang, Shenzhen, Guangdong, 518111, People’s Republic of China, Attention: Corporate Secretary.

The Nominating Committee may request further information about the stockholder recommended candidate in order to comply with any applicable laws, rules or regulations or to the extent that such information is required to be provided by such stockholder pursuant to any applicable laws, rules or regulations. If a stockholder submits a director recommendation in compliance with the procedure described above, the Nominating Committee will conduct an initial evaluation of the proposed nominee and, if it determines the proposed nominee may be a qualified candidate, the Nominating Committee and one or more members of our management team will interview the proposed nominee to determine whether he or she might be suitable to be a director. If the Nominating Committee determines the proposed nominee would be a valuable addition to our Board, based on the criteria for board membership described above and our Board’s specific needs at the time, it will recommend to our Board such person’s nomination. In connection with its evaluation, the Nominating Committee may request additional information from the proposed nominee and/or the proposing stockholder.

Family Relationships

There are no family relationships among any of the officers and directors.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning the compensation for the fiscal years ended December 31, 2017 and 2016 of the principal executive officers (our “named executive officers”):

Name and Position	Year	Salary	Non-equity Incentive Plan Awards	Stock Awards(1)	Option Awards(1)	All other Compensation	Total
		$	$	$	$	$	$
Dang Yu (George) Pan CEO and Chairman	2017	74,191	124,639	139,500	265,352	—	603,682
	2016	70,000	70,000	—	—	—	140,000
Shengbin (Sunny) Pan Chief Financial Officer(2)	2017	75,007	65,935	93,000	226,242	—	460,184
	2016	65,400	37,000	—	—	—	102,400
Wen Liang Li Former Vice President, Chief Technology Officer(3)	2017	98,154	47,441	93,000	102,058	—	340,653
	2016	71,400	54,200	—	—	—	125,600
Xing Qun (Leo) Liao Chief Technology Officer(4)	2017	59,797	54,095	—	204,117	—	318,009

(1)	Represents the full grant date fair value computed in accordance with FASB ASC Topic 718. For assumptions used in calculation of awards, see Note 19 (Share-based Compensation) to our consolidated financial statements included in the Annual Report on Form 10-K for the year ended December 31, 2017.
(2)	Shengbin (Sunny) Pan was appointed Chief Financial Officer on February 12, 2017, and previously, was our Interim Chief Financial Officer from August 7, 2016. On January 1, 2015, prior to his appointment as Interim Chief Financial Officer, Mr. Pan entered into an employment contract as Financial Director. The term of the employment contract expired December 31, 2017. Pursuant to the contract, Mr. Pan’s total compensation was approximately $100,700 with 65% paid as annual base salary and 35% paid as an annual performance bonus.
(3)	Wen Liang Li resigned as Vice President, Chief Technology Officer on June 14, 2017. He remains as a director of the Company.
(4)	Xing Qun (Leo) Liao was appointed Chief Technology Officer on June 12, 2017.

Bonus is based on performance. Key performance indicators, as criteria for determining bonuses include corporate profitability, net sales, net income, gross profit, efficiency and improvement, cost control and corporate milestone achievements.

On February 12, 2017, Shengbin (Sunny) Pan was granted 15,000 options with an exercise price of $2.20 per share vesting one-third on each anniversary date of the grant beginning February 12, 2018. On September 22, 2017, the Company granted the following shares of restricted stock and options, which vest over a three year period:

•	Dang Yu (George) Pan — 30,000 shares of restricted common stock and 84,500 options having an exercise price of $4.65 per share;
•	Shengbin (Sunny) Pan — 20,000 shares of restricted common stock and 65,000 options having an exercise price of $4.65 per share;

•	Wen Liang Li — 20,000 shares of restricted common stock and 32,500 options having an exercise price of $4.65 per share; and
•	Xing Qun (Leo) Liao — 65,000 options having an exercise price of $4.65 per share.

On the first anniversary of the grant date, 30% of each of the aggregate restricted shares and options granted to the individuals above vested. The balance of the restricted shares and options vest in monthly increments over the next two years with 30% of the aggregate grant vesting monthly during the second year, and 40% of the aggregate grant vesting monthly during the third year. The Company did not grant any equity awards to the named executive officers during fiscal year 2016, and there were no outstanding equity awards held by the named executive officers as of December 31, 2016.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth the outstanding stock options and unvested shares of restricted stock for each of our named executive officers as of December 31, 2017.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options(#) Exercisable	Number of Securities Underlying Unexercised Options(#) Unexercisable(1)		Option Exercise Price ($)	Option Expiration Date	Number of Shares that Have Not Vested (#)(2)	Market Value of Shares that Have Not Vested ($)(3)
Dang Yu (George) Pan	—	84,500		4.65	09/21/2027	30,000	111,111
Wen Liang Li	—	—		—	—	20,000	74,000
Shengbin (Sunny) Pan	—	65,000		4.65	09/21/2027	20,000	74,000
	—	15,000	(3)	2.20	02/12/2027	—	—
Xing Qun (Leo) Liao	—	65,000		4.65	09/21/2027	—	—

(1)	On September 22, 2017, under our 2008 Equity Incentive Plan (“2008 Plan”), Dang Yu Pan was granted 84,500 options to purchase common stock, and Shengbin (Sunny) Pan and Xing Qun (Leo) Liao were each granted 65,000 options to purchase common stock. The restricted common stock vests over a three year period on the anniversary date of the grant at 30%, 30% and 40%, respectively. On September 22, 2018, 30% of the options vested, and thereafter on each subsequent anniversary date of the grant, the options vest in equal installments on a 1/12th basis each month per year for the applicable percentage. On February 12, 2018, Shengbin (Sunny) Pan was granted 15,000 options to purchase common stock under our 2008 Plan. Such options vest one-third on each anniversary date of the grant beginning February 12, 2018.
(2)	On September 22, 2017, Dangyu Pan was granted 30,000 shares of restricted common stock, and Wen Liang Li and Shengbin Pan were each granted 20,000 shares of restricted common stock under our 2008 Plan. On September 22, 2018, 30% of the restricted shares vested, and thereafter on each subsequent anniversary date of the grant, the restricted shares vest in equal installments on a 1/12th basis each month per year for the applicable percentage.
(3)	Market value is based on the closing price of $3.70 of the Company’s common stock on December 31, 2017.

Director Compensation

The following table shows information regarding the compensation earned during the fiscal year ended December 31, 2017 by non-employee members of our Board. Compensation information for Dang Yu (George) Pan and Wen Liang Li is described in the summary compensation table above.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)	Total ($)
T. Joseph Fisher, III	36,000	69,750	—	105,750
Xin Hai Li(3)	18,000	—	—	18,000
Ping (David) Li	41,000	69,750	—	110,750
Jie Wang(4)	5,000	—	—	5,000

(1)	Includes fees paid as a member of the Special Committee, as further described below.
(2)	Represents the full grant date fair value computed in accordance with FASB ASC Topic 718. For assumptions used in calculation of awards, see Note 19 (Share Based Payment) to our Annual Report on Form 10-K.
(3)	Dr. Li resigned from the Board effective October 13, 2017.
(4)	Effective October 18, 2017, Dr. Jie Wang was appointed to the Board and to the Audit, Compensation and Nominating Committees of the Board. The compensation was accrued but has not yet been paid to Dr. Wang.

Dang Yu (George) Pan is a management Board member, and, until June 2017, Wen Liang Li was a management Board member. We offer our management Board members a compensation package consisting of salary and bonus based on benchmarks reported by Shenzhen Labor Bureau.

We do not have a formal policy with respect to the compensation of our non-executive directors. We pay our non-executive directors for their services at the rate of $1,000 to $3,000 per month.

In November 2015, the Board formed a Special Committee to review and consider the non-binding investment letter from Anshan Co-operation (Group) Co., Ltd. (“ACOC”). The members of the Special Committee were Ping (David) Li, chairman, Xinhai Li and T. Joseph Fisher, III. Each member of the Special Committee received a monthly payment of $3,000 or $4,000, as applicable, and the chairman received a monthly payment of $5,000. The Special Committee was dissolved in March 2017.

Directors are eligible to receive, from time to time, grants of options to purchase shares of our common stock and other awards under the 2008 Omnibus Incentive Plan. On September 22, 2017, directors were granted the following awards: Xin Hai Li, Ping (David) Li, T. Joseph Fisher, III — 15,000 shares of restricted stock; and Wen Liang Li — 20,000 shares of restricted stock and 32,500 options with an exercise price of $4.65 per share. The awards vest over a three year period on the anniversary date of the grant at 30%, 30% and 40%, respectively, with the entire 30% vesting on the first anniversary of the grant, and thereafter, the awards vest in equal installments on a 1/12th basis each month per year for the applicable percentage. Upon his resignation from the Board effective October 13, 2017, Xin Hai Li forfeited all shares granted on September 22, 2017.

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides information as of December 31, 2017 regarding compensation plans, including any individual compensation arrangements, under which equity securities of Highpower International, Inc. are authorized for issuance.

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	915,042	$4.07	2,250,000
Equity compensation plans not approved by security holders	—	—	—
Total	915,042	$4.07	2,250,000

As of October 5, 2018, there were 2,209,500 shares available for issuance pursuant to the Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of the Record Date of October 5, 2018, there were outstanding 15,559,658 shares of our common stock. The following table sets forth certain information with respect to beneficial ownership of our common stock as of the Record Date, by:

•	Each person known to be the beneficial owner of more than five percent (5%) of the outstanding common stock of our company;
•	Each named executive officer;
•	Each director; and
•	All of the executive officers and directors as a group.

	Common Stock
Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)	Percent of Class
Renaissance Technologies LLC(3) 800 Third Avenue New York, New York 10022	1,090,700	7.01%
Dang Yu (George) Pan(4)	3,122,348	20.07%
Wen Liang Li	1,544,992	9.93%
Shengbin (Sunny) Pan	42,750	*
Jie Wang	0	*
T. Joseph Fisher III	51,000	*
Ping (David) Li	15,000	*
Xing Qun (Leo) Liao	22,750	*
All Executive Officers and Directors as a Group (7 individuals)(4)	4,798,840	30.84%

*	Indicates beneficial ownership of less than 1.0%.
(1)	Except as otherwise indicated, the address of each of the persons listed above is c/o Highpower International, Inc., Building A1, 68 Xinxia Street, Pinghu, Longgang, Shenzhen, Guangdong, People’s Republic of China 518111.
(2)	Pursuant to Item 403 of Regulation S-K, the number of shares listed for each individual reflects their beneficial ownership except as otherwise noted. For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares that such person or group has the right to acquire within 60 days after October 5, 2018, however, such shares are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Except as specifically indicated in the footnotes to this table, the persons named in this table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable.
(3)	Based solely on Amendment No. 1 to Schedule 13G filed jointly with the SEC on February 14, 2018, by Renaissance Technologies LLC (“RTC”), and Renaissance Technologies Holdings Corporation (“RTHC”). The shares are owned by RTC which has sole voting and dispositive power with respect to all 1,090,700 shares. RTHC may be deemed to have beneficial ownership of such shares by virtue of being the majority owner of RTC.
(4)	Includes 269,959 shares held by Advance Pride International Limited, which is 100% owned by Mr. Dang Yu (George) Pan.
(5)	Includes shares issuable upon the exercise of stock options that are exercisable within 60 days of October 5, 2018, as follows: Dang Yu Pan, 29,575 shares; Wen Liang Li, 11,375 shares; Shengbin Pan, 22,750 shares; T. Joseph Fisher III, 15,000 shares; and Xing Qun Liao, 22,750 shares.

SECTION 16 (A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Company’s securities are currently registered under Section 12 of the Securities Exchange Act of 1934, as amended. As a result, and pursuant to Rule 16a-2, the Company’s directors and officers and holders of 10% or more of its common stock are currently required to file statements of beneficial ownership with regards to their ownership of equity securities under Sections 13 or 16 of the Exchange Act. Based on a review of written representations from our executive officers and directors and a review of Forms 3, 4 and 5 furnished to us, we believe that during the fiscal year ended December 31, 2017, all directors, officers and more than 10% owners filed reports required by Section 16(a) of Exchange Act on a timely basis, except Wen Liang Li who filed three late Form 4 each reporting one transaction, and Xing Qun (Leo) Liao who filed a late Form 3 reporting no holdings and one late Form 4 reporting one transaction.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Nonbinding “Going Private” Proposal

On June 25, 2018, the Board formed a Special Committee (the “Special Committee”), consisting of Ping (David) Li, as chairman, and T. Joseph Fisher, III, to consider a preliminary non-binding “going private” proposal (the “Proposal”) from Mr. Dang Yu (George) Pan, the Company’s Chairman and Chief Executive Officer. Mr. Pan has proposed to acquire all of the outstanding shares of common stock of the Company not currently owned by him at a cash purchase price of $4.80 per share through a merger of the Company with a newly formed acquisition vehicle that Mr. Pan would control.

Neither the Board nor the Special Committee has made any decision with respect to the Company’s response to the Proposal. There can be no assurance that any definitive offer will be made, that any agreement will be executed or that this or any other transaction will be approved or consummated. The Company does not undertake any obligation to provide any updates with respect to this or any other transaction, except as required under applicable law.

Subsidiaries of Highpower International, Inc.

HK Highpower, a wholly-owned subsidiary of the Company, and each of HK Highpower’s wholly-owned subsidiaries, SZ Highpower, SZ Springpower, ICON, and HZ Highpower, have interlocking executive and director positions with the Company.

Guarantee Agreements

Mr. Dang Yu (George) Pan, the Company’s Chairman and Chief Executive Officer and his wife, Ms. Zhou Tao Yin have provided personal guarantees under certain of our outstanding banking facilities. The following table shows the amount outstanding on each of our bank loans as of December 31, 2017 and the guarantors of each loan:

Name of Bank	Amount Granted	Unused line of credit	Maturity date	Guaranteed by
	$	$
Ping An Bank Co., Ltd.(1)	10,756,158	3,130,042	3/16/2018	Dang Yu Pan
Industrial and Commercial Bank of China(1)	7,682,970	6,146,376	8/31/2018	Dang Yu Pan
Jiang Su Bank Co., Ltd.(1)	3,841,485	113,708	4/19/2018	Dang Yu Pan
Jiang Su Bank Co., Ltd.(2)	2,560,990	7,171	7/2/2018	Dang Yu Pan, Zhou Tao Yin
Industrial Bank Co., Ltd.(1)	3,073,188	517,832	9/20/2018	Dang Yu Pan
Guangdong Huaxing Bank(1)	9,219,564	3,543,386	9/27/2018	Dang Yu Pan
Hua Xia Bank Co., Ltd.(2)	7,682,970	4,745,002	10/23/2018	Dang Yu Pan, Zhou Tao Yin
China Minsheng Banking Corp., Ltd.(1)	5,121,980	1,280,495	11/14/2018	Dang Yu Pan
Bank of China(1)	13,445,197	8,279,168	7/11/2019	Dang Yu Pan
Bank of China(1)	12,292,752	3,366,677	7/12/2019	Dang Yu Pan
Bank of China(1)	4,097,584	143,928	7/25/2019	Dang Yu Pan
Total	79,774,838	31,273,785

(1)	The lines of credits are guaranteed by the Company’s Chief Executive Officer, Mr. Dang Yu Pan.
(2)	The lines of credit are guaranteed by the Company’s Chief Executive Officer, Mr. Dang Yu Pan, and his wife.

As of December 31, 2017, the bank borrowings in the above table were for working capital and capital expenditure purposes. These borrowings were secured by the land use right with a carrying amount of $2,639,631, the buildings with a carrying amount of $9,621,537. The loans as of December 31, 2017 were primarily obtained from two banks with interest rates ranging from 5.000% to 5.8725% per annum. The interest expenses were $909,878 and $925,115 for the years ended December 31, 2017 and 2016, respectively.

In 2017, the Company obtained borrowings from a third party non-financial institution in amount of $1,536,594 and an individual in an amount of $9,219,564, which were used for working capital and capital expenditure purposes. The interest rates for the borrowings were 5.655% and 5.66% per annum, respectively, and the borrowings must be repaid anytime no later than December 31, 2019 and January 10, 2018, respectively. The borrowings are personally guaranteed by the Company’s Chief Executive Officer, Mr. Dang Yu Pan. For the year ended December 31, 2017, the Company paid $3,857,910 back in total to the third party non-financial institution and an individual. The interest expenses of the above borrowings were $622,694 and $157,740 for the years ended December 31, 2017 and 2016, respectively.

On October 20, 2017, SZ Highpower entered into a working capital loan contract with Bank of China, Buji Sub-branch providing for an aggregate loan of RMB10,000,000 ($1,536,594) to be used by SZ Highpower to purchase raw materials. The term of the loan is 12 months from the first withdrawal date. SZ Highpower must withdraw the facility before October 25, 2017 one-time, after which time the bank may cancel all or part of the facility. The interest rate will equal the one year benchmarked by interbank rates, plus 1.355% on all outstanding loan amounts. The loan is guaranteed by SZ Springpower and our Chief Executive Officer, Dang Yu Pan. The Company’s real estate properties and land use rights in Huizhou also serve as collateral for the loan.

On October 20, 2017, SZ Springpower entered into a working capital loan contract with Bank of China, Buji Sub-branch providing for an aggregate loan of RMB10,000,000 ($1,536,594) to be used by SZ Springpower to purchase raw materials. The term of the loan is 12 months from the first withdrawal date.

SZ Springpower must withdraw in 30 days from October 24, 2017, after which time the bank may cancel all or part of the facility. The interest rate will equal the one year benchmarked by interbank rates, plus 1.355% on all outstanding loan amounts. The loan is guaranteed by SZ Highpower, HZ HTC and our Chief Executive Officer, Dang Yu Pan.

On September 28, 2017, ICON entered into a working capital loan contract with Bank of China, Buji Sub-branch, providing for an aggregate loan of RMB10,000,000 ($1,536,594) to be used by ICON to purchase raw materials. ICON must withdraw in 30 days from September 29, 2017. ICON must pay back the loans before the maturity day on September 29, 2018. The interest rate is 5.8725%, which equals to the one year benchmarked by interbank rates, plus 1.5725% on all outstanding loan amounts. The loan is guaranteed by the SZ Springpower, SZ Highpower, HZ Highpower and our Chief Executive Officer, Dang Yu Pan.

On August 3, 2017, SZ Springpower entered into a working capital loan contract with Industrial and Commercial Bank of China Ltd., Shenzhen Henggang Sub-branch providing for an aggregate loan of RMB10,000,000 ($1,536,594). SZ Springpower must pay back the loans before the maturity day on July 13, 2018. The interest rate is 5%, which equals to the one year benchmarked by interbank rates, plus 0.07% on all outstanding loan amounts. The loan is guaranteed by HZ Highpower, HK Highpower, SZ Highpower and our Chief Executive Officer, Dang Yu Pan. The Company’s building in Shenzhen also serves as collateral for the loan.

On February 16, 2017, SZ Highpower entered into a working capital loan contract with Bank of China, Buji Sub-branch providing for an aggregate loan of RMB10,000 ($1,537) to be used by SZ Highpower to purchase raw materials. The term of the loan is 10 months from the first withdrawal date. SZ Highpower must withdraw in 30 days from February 16, 2017, after which time the bank may cancel all or part of the facility. The interest rate will equal the one year benchmarked by interbank rates, plus 0.92% on all outstanding loan amounts. The loan is guaranteed by SZ Springpower and our Chief Executive Officer, Dang Yu Pan. The Company’s real estate properties and land use rights in Huizhou also serve as collateral for the loan.

On December 22, 2016, SZ Highpower entered into a working capital loan contract with Industrial and Commercial Bank of China Ltd., Shenzhen Henggang Sub-branch, providing for an aggregate loan of RMB20,000,000 ($3,073,188) to be used for current funds for production and operations by SZ Highpower. The term of the loan is 12 months from the first withdrawal date. The interest rate is 4.35%. The loan is guaranteed by SZ Springpower, HK Highpower and our Chief Executive Officer, Dang Yu Pan.

Also see the following Notes to Consolidated Financial Statements in our Annual Report on Form 10-K: Note 16. Short-term loans, Note 17. Non-financial institution borrowings, Note 18. Lines of credit, and Note 26. Related party balance and transaction.

Policy for Approval of Related Party Transactions

Our Audit Committee Charter provides that the Audit Committee is responsible for reviewing and approving related party transactions between the Company and any person that is an officer, key employee, director or affiliate of the Company, including any payments made to such persons either directly or indirectly. Other than the forgoing, we do not currently have a formal related party approval policy for review and approval of transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K.

STOCKHOLDER PROPOSALS FOR 2019 ANNUAL MEETING

Proposals to Be Included in Proxy Statement

Stockholders are hereby notified that if they wish a proposal to be included in our proxy statement and form of proxy relating to the 2019 annual meeting of stockholders, they must deliver a written copy of their proposal no later than June 26, 2019. If the date of our 2019 annual meeting is changed by more than 30 days from the date of our 2018 annual meeting, then the deadline is a reasonable time before we begin to print and mail proxy materials. Proposals must comply with the proxy rules relating to stockholder proposals, in particular Rule 14a-8 under the Securities Exchange Act of 1934, in order to be included in our proxy materials.

Proposals to Be Submitted for the Annual Meeting

A stockholder may wish to have a proposal presented at the 2019 annual meeting, but not to have such proposal included in the Company’s proxy statement and form of proxy relating to that meeting. If notice of any such proposal is not received by the Company at its principal executive offices on or before September 10, 2019 (45 calendar days prior to the anniversary of the mailing date of this proxy statement), then such proposal shall be deemed “untimely” for purposes of Securities and Exchange Commission Rule 14a-4(c).

If the date of our 2019 annual meeting has been changed by more than 30 days from the date of our 2019 annual meeting, stockholders’ written notices must be received by us a reasonable time before we begin to print and mail proxy materials for our 2019 annual meeting.

Mailing Instructions

Proposals should be delivered to Highpower International, Inc., Building A1, 68 Xinxia Road, Pinghu, Longgang, Shenzhen, Guangdong, 518111, People’s Republic of China, Attention: Dang Yu (George) Pan. To avoid controversy and establish timely receipt by the Company, it is suggested that stockholders send their proposals by certified mail, return receipt requested.

STOCKHOLDER COMMUNICATION WITH THE BOARD

Stockholders who wish to contact any of our directors either individually or as a group may do so by writing to c/o Dang Yu (George) Pan, Highpower International, Inc., Building A17, 68 Xinxia Road, Pinghu, Longgang, Shenzhen, Guangdong, 518111, People’s Republic of China, or by telephone at (86) 755-89686238 specifying whether the communication is directed to the entire Board or to a particular director. Submitting stockholders should indicate they are a stockholder of our company. Company personnel will screen stockholder communications and depending on the subject matter, will forward the inquiry to the chairman of our Board, who may forward the inquiry to a particular director if the inquiry is directed towards a particular director; forward the inquiry to the appropriate personnel within our company (for instance, if it is primarily commercial in nature); attempt to handle the inquiry directly (for instance, if it is a request for information about our company or a stock-related matter); or not forward the inquiry if it relates to an improper or inappropriate topic or is otherwise irrelevant.

OTHER MATTERS

Our Board knows of no other matters to be brought before the Annual Meeting. However, if other matters should come before the meeting, it is the intention of each person named in the proxy to vote in accordance with his judgment on such matters.

BY ORDER OF THE BOARD

/s/ Dang Yu (George) Pan

Dang Yu (George) Pan, Chief Executive Officer
on behalf of the Board of Directors

Dated: October 18, 2018
Shenzhen, China

ANNUAL MEETING OF STOCKHOLDERS OF

HIGHPOWER INTERNATIONAL, INC.

DECEMBER 1, 2018
10:00 A.M. CHINA STANDARD TIME

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

☐ Please detach along perforated line and mail in the envelope provided. ☐

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

1. TO ELECT FIVE DIRECTORS
Nominees
01 Dang Yu (George) Pan	02 Wen Liang Li	03 T. Joseph Fisher, III	04 Jie Wang	05 Ping (David) Li

FOR ALL ☐	WITHHOLD ALL ☐	FOR ALL EXCEPT ☐	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

2.	TO RATIFY THE SELECTION OF MARCUM BERNSTEIN & PINCHUK LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING DECEMBER 31, 2018.	FOR	AGAINST	ABSTAIN
		☐	☐	☐

As to any other matters that may properly come before the meeting or any adjournment thereof, the proxy holders are authorized to vote in accordance with their judgment.

Please indicate if you plan to attend this meeting:		Mark here and indicate any change of address below. ☐
YES ☐	NO ☐

Please sign exactly as your name(s) appear hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature	Date	Signature (Joint Owners)	Date

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED (1) FOR ELECTION OF THE DIRECTOR NOMINEES, AND (2) FOR RATIFICATION OF THE APPOINTMENT OF MARCUM BERNSTEIN & PINCHUK, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2018. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE PROXY HOLDERS TO VOTE AS TO ANY OTHER MATTERS THAT MAY BE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING.

PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
HIGHPOWER INTERNATIONAL, INC.

ANNUAL MEETING OF STOCKHOLDERS
DECEMBER 1, 2018
10:00 AM CHINA STANDARD TIME

The undersigned stockholder(s) of HIGHPOWER INTERNATIONAL, INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated October 18, 2018, and hereby appoints Dang Yu (George) Pan and Shengbin (Sunny) Pan, or either of them acting singly in the absence of the other, with full power of substitution and revocation, as proxy and attorney-in-fact on behalf and in the name and place of the undersigned, and hereby authorizes each of them to represent and to vote all of the shares of capital stock that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of Highpower International, Inc. to be held on Saturday, December 1, 2018, at 10:00 a.m., China Standard Time, at the principal executive offices of Highpower International, Inc. located at Building A1, 68 Xinxia Street, Pinghu, Longgang, Shenzhen, Guangdong, 518111, People’s Republic of China, and at any adjournments or postponements thereof, upon the matters as set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE